UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): April 19, 2010

RBS GLOBAL, INC.	REXNORD LLC
(Exact Name of Registrant as Specified in Its Charter)	(formerly Rexnord Corporation) (Exact Name of Registrant as Specified in Its Charter)

Delaware	Delaware
(State of Incorporation or Organization)	(State of Incorporation or Organization)

333-102428	033-25967
(Commission File Numbers)
01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 West Greenfield Avenue, Milwaukee, Wisconsin	53214
(Address of Principal Executive Offices)	(ZIP Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The Co-Registrants are filing this Current Report on Form 8-K to furnish the earnings release of Rexnord LLC dated April 19, 2010, regarding preliminary fourth fiscal quarter and full fiscal year financial results, which is attached hereto as Exhibit 99.1. The information in this Item, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section. In addition, the information in this Item, including Exhibit 99.1, shall be deemed to be incorporated by reference to the Offer to Purchase and Consent Solicitation Statement dated April 7, 2010 delivered in connection with the Co-Registrants’ previously announced cash tender offers and related consent solicitations for certain of their outstanding notes. These preliminary financial results are subject to change.

Item 9.01.	Exhibits.

Exhibit No.	Description
99.1	Preliminary earnings release dated April 19, 2010

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 19th day of April, 2010.

REXNORD LLC

BY:	/S/ MICHAEL H. SHAPIRO
Michael H. Shapiro
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 19th day of April, 2010.

RBS GLOBAL, INC.

BY:	/S/ MICHAEL H. SHAPIRO
Michael H. Shapiro
Vice President and Chief Financial Officer

EXHIBIT INDEX TO FORM 8-K CURRENT REPORT

Date of Report: April 19, 2010

Exhibit No.	Description
99.1	Preliminary earnings release dated April 19, 2010

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